SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2003


                             PRIME HOSPITALITY CORP.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                1-6869                   22-2640625
           --------                ------                   ----------
        (State or other         (Commission                (IRS Employer
        jurisdiction of         File Number)            Identification No.)
        incorporation)

        700 Route 46 East Fairfield, New Jersey                 07004
        ----------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)

                                 (973) 882-1010
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.
        ------------

On June 23, 2003, Prime Hospitality Corp. (the "Company") announced that Douglas Vicari, Senior Vice President, Chief Financial Officer and director of the Company, will resign effective June 26, 2003 and Richard T. Szymanski, Vice President of Finance, will assume the duties of Chief Financial Officer until a permanent successor is found.

A copy of the Company's press release, dated June 23, 2003, is filed as Exhibit
99.1 hereto.

Item 7. Exhibits.
        ---------

      99.1     Press Release, dated June 23, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PRIME HOSPITALITY CORP.
                                   (Registrant)

Date: June 24, 2003

                                   By:  /s/ Richard T. Szymanski
                                        -------------------------------
                                        Name:   Richard T. Szymanski
                                        Title:  Vice President, Finance

                                  EXHIBIT INDEX

99.1  Press Release, dated June 23, 2003.